UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

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NEXTGEN HEALTHCARE, INC.

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Subject: HTML Proof - VIDEO: We Need Your Help! How to Vote the WHITE Proxy Card

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NextGen Healthcare Employee Shareholders:

Please take a moment to watch this video that shows how to vote your shares for our upcoming Annual Meeting on October 13. We encourage you to take a few minutes to submit your votes today.

Watch Video

Jamie Arnold

Executive Vice President, Chief Financial Officer

Contact us NextGen Healthcare 18111 Von Karman Avenue, Suite 700 Irvine, CA 92612 nextgen.com	Follow us

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Transcript for Employee Shareholder How to Vote Video 10/07/21

Hello NextGen Employee Shareholders.

I’ve recently received a number of questions from employees about how to mechanically go through the process of voting their shares. And so what I wanted to do is just walk through. As a shareholder, you may have received 2 or more packages. They may have come in a white envelope that is 8 and a half by 11 and it’s in portrait format. And it says important proxy related materials. Or it may have come in a plastic envelope that came through priority mail. There’s a number of materials in there, but for purposes of today, I’m going to refer you to 2 documents which could be in either 1 of the envelopes that you received.

There are 3 ways to vote your shares. The 1st way is fill out the paper envelope paper, ballot, inserted in the pre-paid envelope and mail it. The 2nd way would be to use the 1-800 number and go through the steps that are there. We actually recommend the 3rd way, which is vote by Internet. Let me talk about the proxy cards.

Once again, as with the envelopes, there are 2 different forms. 1 is going to be in portrait. It’s 8 and a half by 11 and on the very top, I’ve highlighted, at the very top it is going to say white proxy card. And that is the White proxy card, or the proposals put out by the current board and management team. Right underneath it to the left of it, you’re going to see your URL. That is CESvote.com if you go to that URL, it will ask you for your control number and you find the control number in the middle of the page. So those are the 3 steps if you’re working through the portrait card.

The other card that you may have received, and this would have come in the plastic envelope is going to be in landscape. And it is going to say in the lower left hand side, white voting instruction form. And then just above that it’s going to give you the URL and that URL is proxyvote.com. P. R. O. X Y. dot com. The control number in this case is going to be on the right hand side of the page in the middle.

The control numbers are anywhere from 11 to 16 digits long. Once you go to the URL.

Put your control number in, and you will open up to the proxy.

We recommend you vote for all of the white proxy proposals. It should take you 15 seconds total for each of the proxy materials that you receive, so you can do this in a matter of several minutes if you’ve received more than 1 proxy card.

I encourage you to check the control numbers because you may have.

You may have received 2 separate proxy cards. They are likely not duplicates. So please check that so that you vote all your shares.

So, in addition to the White proxy voting materials, you may have received materials from the Razin Group. These would include a blue proxy card. We recommend you put that put that into the trash and focus on the White proxy cards.

The last thing I encourage you to do is complete your voting before midnight, Eastern time on Tuesday, October 12. I recommend you take 5 minutes now and run through the process, thank you for your time. And thank you for your support.

Certain Information Concerning the Participants

NextGen Healthcare has filed a definitive proxy statement, initial supplement to the proxy statement dated September 20, 2021 (the “Initial Supplement”) and second supplement to the proxy statement dated October 4, 2021 (the “Second Supplement” and together with the Initial Supplement, the “Supplements”), with the U.S. Securities and Exchange Commission (the “SEC”), together with the associated WHITE proxy card attached to the Initial Supplement, in connection with the solicitation of proxies for NextGen Healthcare’s 2021 Annual Meeting of Shareholders (the “Definitive Proxy Statement”). WE URGE SHAREHOLDERS TO READ THE DEFINITIVE PROXY STATEMENT AND SUPPLEMENTS (INCLUDING ANY OTHER AMENDMENTS OR SUPPLEMENTS TO SUCH PROXY STATEMENT) AND ANY OTHER RELEVANT DOCUMENTS THAT NEXTGEN HEALTHCARE WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. NextGen Healthcare and certain of its directors and executive officers are participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of NextGen Healthcare’s directors and executive officers and their respective interests in NextGen Healthcare by security holdings or otherwise are set forth in the Definitive Proxy Statement and Supplements. To the extent holdings of such participants in NextGen Healthcare’s securities are not reported, or have changed since the amounts described, in the Definitive Proxy Statement, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of NextGen Healthcare’s Board of Directors for election at the 2021 Annual Meeting are included in the Definitive Proxy Statement and Supplements.

Shareholders will be able to obtain, free of charge, copies of the Definitive Proxy Statement, Supplements, any other amendments or supplements thereto and any other documents when filed by NextGen Healthcare with the SEC in connection with the Annual Meeting at the SEC’s website (http://www.sec.gov), at NextGen Healthcare’s website (https://investor.nextgen.com), by emailing NXGNproxy@mackenziepartners.com or by calling MacKenzie Partners at (800) 322-2885.

Forward Looking Statements

This communication may contain forward-looking statements within the meaning of the federal securities laws, including but not limited to, statements regarding future events including but not limited to the COVID-19 pandemic, developments in the healthcare sector and regulatory framework, the Company’s future performance, as well as management’s expectations, beliefs, intentions, plans, estimates or projections relating to the future (including, without limitation, statements concerning revenue, net income, and earnings per share). Risks and uncertainties exist that may cause the results to differ materially from those set forth in these forward-looking statements. Factors that could cause the anticipated results to differ from those described in the forward-looking statements and additional risks and uncertainties are set forth in Part I, Item A of our most recent Annual Report on Form 10-K and subsequently filed Quarterly Reports on

Form 10-Q, including but not limited to: volatility and uncertainty in the global economy, financial markets and on our customers in light of the continuing COVID-19 pandemic, including the potential (i) slowdown or shutdown of preventive and elective medical procedures, (ii) delay in the contracting for additional products and services by our customers and (iii) delay in the sales cycle for new customers; a determination by the jury that the Company has liability in litigation advanced by a former director and shareholder; the volume and timing of systems sales and installations; length of sales cycles and the installation process; the possibility that products will not achieve or sustain market acceptance; seasonal patterns of sales and customer buying behavior; impact of incentive payments under The American Recovery and Reinvestment Act on sales and the ability of the Company to meet continued certification requirements; uncertainties related to the future impact of U.S. tax reform; the impact of governmental and regulatory agency investigations; the development by competitors of new or superior technologies; the timing, cost and success or failure of new product and service introductions, development and product upgrade releases; undetected errors or bugs in software; product liability; changing economic, political or regulatory influences in the health-care industry; changes in product-pricing policies; availability of third-party products and components; competitive pressures including product offerings, pricing and promotional activities; the Company’s ability or inability to attract and retain qualified personnel; the impact of any proxy contest at the 2021 Annual Meeting of Shareholders; possible regulation of the Company’s software by the U.S. Food and Drug Administration; changes of accounting estimates and assumptions used to prepare the prior periods’ financial statements; disruptions caused by acquisitions of companies, products, or technologies; the extent to which the COVID-19 pandemic and measures taken in response thereto could adversely affect our financial condition and results of operations; and general economic conditions. A significant portion of the Company’s quarterly sales of software product licenses and computer hardware is concluded in the last month of a fiscal quarter, generally with a concentration of such revenues earned in the final ten business days of that month. Due to these and other factors, the Company’s revenues and operating results are very difficult to forecast. A major portion of the Company’s costs and expenses, such as personnel and facilities, are of a fixed nature and, accordingly, a shortfall or decline in quarterly and/or annual revenues typically results in lower profitability or losses. As a result, comparison of the Company’s period-to-period financial performance is not necessarily meaningful and should not be relied upon as an indicator of future performance. These forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.